NATIONWIDE MUTUAL FUNDS
Nationwide Bond Fund

Supplement dated December 2, 2024
to the Summary Prospectus dated February 28, 2024 (as revised November 27, 2024)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

On October 23, 2024, the Board of Trustees of Nationwide Mutual Funds (the “Trust”), including a majority of the trustees who are not interested persons of the Trust, as defined under the Investment Company Act of 1940, as amended, unanimously approved a Plan of Reorganization between the Nationwide Bond Fund (the “Bond Fund”) and the Nationwide Loomis Core Bond Fund (the “Loomis Core Fund”), each a series of the Trust, pursuant to which the Bond Fund would be merged into the Loomis Core Fund (the “Merger”).  Shareholders of the Bond Fund are not required, and will not be requested, to approve the Merger.  Further information regarding the details of the Merger and the Loomis Core Fund will be provided in an information statement that will be delivered to the Bond Fund’s shareholders.

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